Exhibit 10.45

OMNIBUS AMENDMENT
AMENDMENT, dated as of December 19, 2014 (this “Amendment”), to (i) the Amended and Restated Credit Agreement, dated as of October 10, 2013 (as amended or otherwise modified from time to time, the “Credit Agreement”), among WOLVERINE WORLD WIDE, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent, BANK OF AMERICA, N.A., FIFTH THIRD BANK, PNC BANK, NATIONAL ASSOCIATION, SUMITOMO MITSUI BANKING CORPORATION, UNION BANK, N.A., and BBVA COMPASS BANK, as co-documentation agents, J.P. MORGAN EUROPE LIMITED, as foreign currency agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of October 9, 2012 (as amended or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) made by the Borrower and certain of its Subsidiaries (the “Guarantors”; and the Borrower and each Guarantor, individually a “Grantor” and collectively, the “Grantors”), in favor of the Administrative Agent for each of the Secured Parties (as defined in the Credit Agreement).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, Section 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement and any other Loan Document, with the written consent of the Administrative Agent, the Loan Parties party thereto and the Required Lenders;

WHEREAS, for a receivables financing to qualify as a “Qualified Receivables Transaction” under the Credit Agreement, the Administrative Agent and the Required Lenders must find the terms and conditions of such transaction acceptable;

WHEREAS, the Borrower has requested that (a) certain amendments and modifications be made to the Credit Agreement and the Guarantee and Collateral Agreement as set forth herein and (b) the Administrative Agent and the Required Lenders consent to the terms of a proposed Qualified Receivables Transaction;

WHEREAS, each Lender that executes and delivers this Amendment agrees to the amendments and modifications to the Credit Agreement and Guarantee and Collateral Agreement set forth herein; and

WHEREAS, the Administrative Agent and each Lender that executes and delivers this Amendment find the terms of the proposed receivables financing and proposed lien release acceptable;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the conditions set forth in this Section 2 have been satisfied:
(a)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by the Administrative Agent, the Borrower, the other Loan Parties party to the Guarantee and Collateral

Agreement (the Borrower and such Loan Parties, collectively, the “Reaffirming Parties”) and the Required Lenders.
(b)    [Intentionally omitted].
(c)    Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except for any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect, which is true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
(d)    No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.
SECTION 3.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Effective Date, (a) entry into this Amendment is within the Borrower’s corporate powers, (b) this Amendment has been duly authorized by all necessary corporate, stockholder and shareholder action of the Borrower and (c) assuming due execution and delivery by all parties other than the Borrower, the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.    Amendments to the Credit Agreement and Guarantee and Collateral Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by:
(i)    adding the following defined terms in appropriate alphabetical order:
“Qualified Receivables Account”: the account of Borrower at JP Morgan Chase Bank, N.A., Account #: 663216005, which account shall be designated to receive amounts owing with respect to the Purchased Receivables (as defined in the Receivables Purchase Agreement), and any other Deposit Account approved upon request of Borrower by Administrative Agent as a Collection Account (as defined in the Receivables Purchase Agreement).
“Receivables Purchase Agreement”: the Receivables Purchase Agreement to be dated on or around December 22, 2014 between Borrower, certain subsidiaries of Borrower, and HSBC Bank USA, N.A., a national banking association, as amended, supplemented, restated or otherwise modified from time to time; provided, however, that any references in this Agreement to the Receivables Purchase Agreement shall be to such agreement without giving effect to any amendment, supplement, restatement or other modification thereto that are adverse to the Administrative Agent and/or the Lenders, unless such amendment, supplement, restatement or other modification has been consented to by the Required Lenders.
(ii)    amending the definition of “Excluded Account” by (i) deleting the word “or” immediately prior to clause (iii) thereof and substituting in lieu thereof a “,” and (ii) inserting immediately after clause (iii) thereof the text “or (iv) which is a Qualified Receivables Account”.
(iii)    amending the definition of “Factoring Indebtedness” by inserting immediately after the text “sold by” the text “the Borrower or”.

(b)    Article VI of the Credit Agreement is hereby amended by adding the following as a new Section 6.14:
“Section 6.14    Qualified Receivables Account. Use commercially reasonable efforts to ensure that only Purchased Receivables (as defined in the Receivables Purchase Agreement) are deposited into the Qualified Receivables Account and, to the extent any other property or assets are deposited into the Qualified Receivables Account, to promptly remit such property or assets to a Deposit Account or Securities Account (as applicable), in each case that is not an Excluded Account.”

(c)    Section 7.3(h) of the Credit Agreement is hereby amended by adding the following immediately at the end thereof:
“, including Liens granted on any Qualified Receivables Account in favor of the financial institution counterparty to the applicable Qualified Receivables Transaction”
(d)    Section 8(f)(i)(A) of the Credit Agreement is hereby amended by inserting immediately after the text “liquidation, dissolution” the text “(other than, for the avoidance of doubt, any liquidation or dissolution permitted by Sections 7.4(b) or 7.4(c)(i))”.
(e)    The definition of “Excluded Collateral” in the Guarantee and Collateral Agreement is hereby amended by (i) deleting the word “and” immediately prior to clause (vii) thereof, (ii) deleting the period at the end of clause (vii) and inserting immediately thereafter “; and” and (iii) inserting immediately after clause (vii) thereof the text “(viii) any Qualified Receivables Account.”.
SECTION 5.    Qualified Receivables Transaction. (a) The Administrative Agent and the Required Lenders hereby agree that all of the terms and conditions of the receivables financing contemplated by the Receivables Purchase Agreement, including without limitation the amount and type of any recourse to the Borrower or any Restricted Subsidiary with respect to the assets transferred, are acceptable to the Administrative Agent and the Required Lenders.
(b)     The Required Lenders hereby (i) agree that all of the terms and conditions of the release over security interests in the Qualified Receivables Account attached on Annex I hereto (the “Release”), are acceptable to the Required Lenders and (ii) authorize and direct the Administrative Agent to enter into the Release.
SECTION 6.    Dissolution. Notwithstanding any other provision in the Loan Documents, the liquidation or dissolution of any Subsidiary (including any Issuer) in compliance with Section 7.4(b) or (c) of the Credit Agreement shall not constitute a Default or Event of Default.
SECTION 7.    Effect of Amendment.
(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Other than as expressly set forth herein, nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

(b)     On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. On and after the Effective Date, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Guarantee and Collateral Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.    General.
(a)    Reaffirmation. Each of the Reaffirming Parties hereby:
(i)    consents to this Amendment and the transactions contemplated thereby and hereby confirms its guarantees, pledges, grants of security interests, acknowledgments, obligations and consents under the Guarantee and Collateral Agreement and the other Security Documents and Loan Documents to which it is a party, in each case as amended hereby. and agrees that notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests, acknowledgments, obligations and consents shall be, and continue to be, in full force and effect except as expressly set forth herein,
(ii)    ratifies the Security Documents and the other Loan Documents to which it is a party, in each case as amended hereby,
(iii)    confirms that all of the Liens and security interests created and arising under the Security Documents remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as collateral security for the Obligations as existed prior to giving effect to this Amendment, except as expressly set forth herein,
(iv)    agrees that each of the representations and warranties made by each Reaffirming Party in the Security Documents is true and correct as to it in all material respects on and as of the date hereof (unless any such representation or warranty expressly relates to a given date, in which case such representation or warranty was true and correct in all material respects as of such given date), and
(v)    agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Agreement.
(b)    No Novation. Except to the extent expressly set forth herein, this Amendment shall not extinguish the obligations outstanding under the Security Documents or the other Loan Documents or discharge or release the lien or priority of the Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Security Documents or the other Loan Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Except to the extent expressly set forth herein, nothing implied in this Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Loan Party from any of its obligations and liabilities as a “Borrower,” “Guarantor,” “Loan Party,” “Obligor” or “Grantor” under the Credit Agreement, the Security Documents or any other Loan Document. Each of the Credit Agreement and the Security Documents remains in full force and effect except to the extent modified hereby or in connection herewith.

(c)    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(d)     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
(e)     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(f)    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
WOLVERINE WORLD WIDE, INC., as Borrower

By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	SVP, CFO & Treasurer
WOLVERINE OUTDOORS, INC.
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
HUSH PUPPIES RETAIL, INC.
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
OPEN WATER VENTURES, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
THE STRIDE RITE CORPORATION
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
WOLVERINE DISTRIBUTION, INC.
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer

SAUCONY, INC.
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
SPERRY TOP-SIDER, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
KEDS, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
STRIDE RITE CHILDREN’S GROUP, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
STRIDE RITE INVESTMENT CORPORATION
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
SR HOLDINGS, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer

SAUCONY IP HOLDINGS LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer
SRL, LLC
By:	/s/ Donald T. Grimes
	Name:	Donald T. Grimes
	Title:	VP & Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Krys Szremski
Name: Krys Szremski Title: Vice President

	Wells Fargo Bank, N.A.	,
as a Lender
By:	/s/ Charles W. Lott
Name: Charles W. Lott Title: SVP

	Fifth Third Bank	,
as a Lender
By:	/s/ Yael Eisenberg
Name: Yael Eisenberg Title: Asst. Vice President

	PNC BANK, NATIONAL ASSOCIATION	,
as a Lender
By:	/s/ Arthur F. Gray
Name: Arthur F. Gray Title: Senior Vice President

	BANK OF AMERICA N.A.	,
as a Lender
By:	/s/ Jennifer E. Brown
Name: Jennifer E. Brown Title: Vice President

	Sumitomo Mitsui Banking Corporation	,
as a Lender
By:	/s/ David W. Kee
Name: David W. Kee Title: Managing Director

	MUFG Union Bank N.A., f/k/a Union Bank N.A.	,
as a Lender
By:	/s/ Michael Gardner
Name: Michael Gardner Title: Director

	COMPASS BANK	,
as a Lender
By:	/s/ Debbie Sowards
Name: Debbie Sowards Title: Sr. Vice President

	BRANCH BANKING & TRUST COMPANY	,
as a Lender
By:	/s/ Brian J. Blomeke
Name: Brian J. Blomeke Title: Senior Vice President

	Citizens Bank, N.A. as successor to RBS Citizens N.A.	,
as a Lender
By:	/s/ M. James Barry
Name: M. James Barry Title: Sr. Vice President

	HSBC Bank USA, N.A.	,
as a Lender
By:	/s/ Andrew Bicker
Name: Andrew Bicker Title: Senior Vice President

	KeyBank National Association	,
as a Lender
By:	/s/ Marianne T. Meil
Name: Marianne T. Meil Title: Senior Vice President

	THE HUNTINGTON NATIONAL BANK	,
as a Lender
By:	/s/ Michael Kiss
Name: Michael Kiss Title: Vice President

	Regions Bank	,
as a Lender
By:	/s/ Darius Sutrinaitis
Name: Darius Sutrinaitis Title: Vice President

	THE NORTHERN TRUST COMPANY	,
as a Lender
By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen Title: Second Vice President

	The Private Bank & Trust Co.	,
as a Lender
By:	/s/ Mark D. Debniak
Name: Mark D. Debniak Title: Managing Director

	HSBC Bank Plc.	,
as a Lender
By:	/s/ Ian Sparkes
Name: Ian Sparkes Title: Relationship Director

	RAYMOND JAMES BANK, N.A.	,
as a Lender
By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod Title: Vice President

	AZB FUNDING 2	,
as a Lender
By:	/s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto Title: Deputy General Manager

	Flagstar Bank, FSB	,
as a Lender
By:	/s/ Kelly M. Hamrick
Name: Kelly M. Hamrick Title: First Vice President

	Israel Discount Bank of New York	,
as a Lender
By:	/s/ Susan L. Callahan
Name: Susan L. Callahan Title: Vice President

/s/ Howard Weinberg
Name: Howard Weinberg Title: First Senior Vice President

	Mizuho Bank, Ltd.	,
as a Lender
By:	/s/ James Fayen
Name: James Fayen Title: Deputy General Manager

	TriState Capital Bank	,
as a Lender
By:	/s/ Anne M. Westbrook
Name: Anne M. Westbrook Title: Senior Vice President

Annex I
Release of Security Interest
LIEN RELEASE AND ACKNOWLEDGMENT AGREEMENT
THIS LIEN RELEASE AND ACKNOWLEDGMENT AGREEMENT (“Agreement”) is made as of December 22, 2014 by and between HSBC Bank USA, N.A., a national banking association (“Purchaser”), with an address at 452 Fifth Avenue, New York, New York 10018, Wolverine World Wide, Inc., a Delaware corporation (“Wolverine”), the other debtors signatory hereto (Wolverine and such other debtors, each a “Debtor” and collectively, the “Debtors”), with an address at 9341 Courtland Drive N.E., Rockford, Michigan 49351, and JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the Credit Agreement referenced below (in such capacity, “Administrative Agent”).
RECITALS:

A.
Wolverine, Administrative Agent and the lenders from time to time party thereto (the “Lenders”) have entered into a Credit Agreement dated as of July 31, 2012 (as amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to Wolverine a term loan facility and a revolving credit facility.

B.
Administrative Agent, for the benefit of itself, the Lenders and various other secured parties (collectively, the “Creditors”), has received, in connection therewith, a security interest in certain property of Wolverine and other Debtors, including accounts receivable owed to the Debtors.

C.
Pursuant to that certain Receivables Purchase Agreement dated as of December 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “PA”), by and between the Debtors and Purchaser, the Debtors will from time to time sell the “Purchased Receivables” (as used in this Agreement, such term is given the meaning assigned thereto in the PA). Each such sale under the PA, a “Sale” and collectively the “Sales”.

D.
It is the desire and intention of the parties hereto to reflect the release of the security interest of the Creditors in (a) the Collection Account (as defined in the PA) and (b) Purchased Receivables upon the Sale thereof.

NOW, THEREFORE:

1.
The Debtors hereby (a) certify as of each date a Sale is consummated, that such Sale is permitted under Section 7.5 of the Credit Agreement and (b) hereby request, in order to consummate each such Sale, that Administrative Agent agree that, with respect to any Purchased Receivables, the security interests of the Creditors in such Purchased Receivables are released automatically and without further action by Administrative Agent upon consummation of the Sale thereof.

2.
Effective upon the consummation of any Sale, Administrative Agent agrees that the security interest of the Creditors in the Purchased Receivables subject to such Sale is hereby released automatically and without further action by Administrative Agent. The Administrative Agent agrees to take any action requested by the Loan Parties having the effect of releasing the security interest of the Creditors in the Purchased Receivables subject to such Sale or further evidencing such release to the extent necessary to permit consummation of such Sale. Administrative Agent further releases any security interest of the Creditors in the Collection Account as of the date hereof, and agrees to take any action requested by the Loan Parties evidencing such release.

1

3.
The Purchaser hereby acknowledges and agrees to act as trustee on behalf of the Administrative Agent and hold in trust for the benefit of the Administrative Agent any amounts that may come into its possession that derive from accounts receivable owed to Debtors other than Purchased Receivables. Upon written notice from Administrative Agent or Wolverine, Purchaser agrees to as promptly as practicable turn or pay over to Administrative Agent (pursuant to wire instructions set forth in such notice) any amounts that may come into its possession that derive from accounts receivable owed to Debtors other than Purchased Receivables. The Administrative Agent hereby acknowledges and agrees to act as trustee on behalf of the Purchaser and hold in trust for the benefit of the Purchaser any amount that may come into its possession that derive from Purchased Receivables. Upon written notice from Purchaser or Wolverine, Administrative Agent agrees to as promptly as practicable turn or pay over to Purchaser (pursuant to wire instructions set forth in such notice) any amounts that may come into its possession that derive from Purchased Receivables. Except as set forth above, neither party shall have any other duty or obligation to the other of any other nature, including with respect to the attachment or creation of any other party’s security interest or any credit decisions of such other party with respect to the Debtors. Administrative Agent acknowledges that Purchaser and the Debtors have or may have business relationships in addition to the purchase and sale of the Purchased Receivables.

4.
This Agreement shall remain in effect until the Agreement Termination Date, as defined in the PA (including during a bankruptcy proceeding involving Debtors); provided that this Agreement shall terminate immediately upon the termination of the Credit Agreement and release by Administrative Agent of its liens on the Collateral (as defined in the Credit Agreement) (subject to reinstatement to the extent the debt under the Credit Agreement and liens securing such debt are reinstated as the result of any bankruptcy proceeding). This Agreement will be binding upon and inure to the benefit of Administrative Agent and Purchaser and their respective successors and assigns.

5.
Wolverine hereby agrees that it will not enter into any amendment, restatement, supplement or other modification of the PA that is adverse to any Creditor without the prior written consent of the Administrative Agent. Wolverine hereby agrees to promptly provide Administrative Agent with any amendment, restatement, supplement or other modification of the PA promptly upon the execution thereof.

6.
All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address set forth above or to such other address as any party may give to the other in writing for such purpose in accordance with this Section. All notices to a Debtor shall be sent c/o Wolverine at its address set forth above.

7.
This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by electronic transmission in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.	This Agreement is governed by the laws of the State of New York without giving effect to conflicts of law principles.

9.	This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10.
No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and any such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

2

11.
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.
EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT HERETO.

3

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent (Administrative Agent)	HSBC BANK USA, N.A. (Purchaser)

By:/s/ Krys Szremski____________	By:/s/Kirk Bryans_____________________________

Print Name: Krys Szremski	Print Name: Kirk Bryans
Title: Vice President	Title: Sr. Vice President
Phone: ###-###-####	Phone: ###-###-####

WOLVERINE WORLD WIDE, INC.

By:/s/ Donald T. Grimes

Print Name: Donald T. Grimes
Title: SVP, CFO & Treasurer
Phone:

WOLVERINE OUTDOORS, INC.

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

SEBAGO USA LLC

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

4

SAUCONY, INC.

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

SPERRY TOP-SIDER, LLC

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

KEDS, LLC

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

STRIDE RITE CHILDREN’S GROUP, LLC

By:/s/ Donald T. Grimes________________
Name: Donald T. Grimes
Title: VP & Treasurer

5